UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): January 23, 2002



                        Telecommunication Products, Inc.
             (Exact name of Registrant as specified in its charter)


  Colorado                           0-11882                     84-0916299
(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


9171 Wilshire Blvd. #B, Beverly Hills, CA                      90210
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:        (310) 278-6573


                        Exhibit Index appears on page 3.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 23, 2002 Telecommunication Products, Inc. ("Telpro") completed its acquisition of all outstanding shares of common stock of Interleisure, S.A.("Interleisure"), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of June 25, 2001 (the "Merger Agreement"), by and among Telpro, Interleisure and the shareholders of Interleisure. Pursuant to the Merger Agreement, Interleisure was merged into Telpro, with Telpro being the surviving corporation (the "Merger").

    As a result of the transaction, the former shareholders of Interleisure will receive 10.68 shares of Telpro common stock per for each share of Interleisure common stock. Telpro will issue 21,368,160 shares of its common stock to the former Interleisure shareholders. As a result, immediately following the merger, former Interleisure shareholders will hold 95.0% of the then-outstanding shares of Telpro common stock.

     As a result of the merger, the address of the principal executive office of Telpro has changed to 9171 Wilshire Blvd. #B, Beverly Hills, California 90210 and the telephone number is (310) 278-6573.

     The description contained in this Item 2 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 hereto.

     A copy of the joint press release issued by Telpro on January 24, 2001 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.
     ------------------------------------------

     The audited and interim unaudited financial statements of Interleisure required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(b)  Pro forma financial information.
     --------------------------------

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(c)  Exhibits.
     ---------

     2.1 Agreement and Plan of Merger, dated as of June 25, 2001, by and among Telecommunication Products, Inc., Interleisure, S.A. and the shareholders of Interleisure, S.A. (incorporated by reference to the Company's Proxy Statement dated September 11, 2001).

     99.1  Press Release, dated January 24, 2001, by Telpro.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELECOMMUNICATION PRODUCTS, INC.



Date:  February 7, 2002                     /s/ Robert Russell
                                         ------------------------------
                                         Name:  Robert Russell
                                         Title: President










                                  EXHIBIT INDEX

     2.1 Agreement and Plan of Merger, dated as of June 25, 2001, by and among Telecommunication Products, Inc., Interleisure, S.A. and the shareholders of Interleisure, S.A. (incorporated by reference to the Company's Proxy Statement dated September 11, 2001).

     99.1  Press Release, dated January 24, 2001, by Telpro.





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